UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	March 29, 2005
(March 23, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry Into a Material Definitive Agreement.

Common Stock Underwriting Agreement

 On March 23, 2005, PNM Resources, Inc. ("PNM Resources" or the "Company") entered into an Underwriting Agreement (the "Common Stock Underwriting Agreement") with respect to the issuance and sale by the Company and purchase by the underwriters of 3,400,000 shares of Company Common Stock and, at the option of underwriters, of up to an additional 510,000 shares of Common Stock.  On March 28, 2005, the underwriters notified the Company that they intend to exercise their option to purchase all of the additional 510,000 shares.

Parties to the Common Stock Underwriting Agreement

 PNM Resources entered into the Common Stock Underwriting Agreement with: Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives for themselves and the other underwriters, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Southwest Securities, Inc. and Janney Montgomery Scott LLC, (collectively referred to as the "Common Underwriters").

 Summary of Common Stock Underwriting Agreement Terms

  On the basis of the representations and warranties contained in the Common Stock Underwriting Agreement, the Company agrees to issue and sell to the Common Underwriters and the Common Underwriters agree to purchase from the Company, at the price, place and time specified, the total number of "Firm Shares" set forth in the table below.  In addition, the Common Underwriters have exercised their option to purchase the "Option Shares," to be allocated among them in the same percentages as the allocation of the Firm Shares set forth below.

Name of Common Underwriter	Number of Firm Shares to be Purchased

Banc of America Securities LLC	663,000
Morgan Stanley & Co. Incorporated	663,000
Wachovia Capital Markets, LLC	782,000
Citigroup Global Markets Inc.	510,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	510,000
Southwest Securities, Inc.	170,000
Janney Montgomery Scott LLC	102,000

  The purchase price per Firm Share to be paid by the Common Underwriters is $25.8903.

  The purchase price per Option Share is $25.8903.

  The price to public per share is $26.76.

  The total purchase price for Firm Shares to be paid by the Common Underwriters on the first closing date is approximately $88.0 million.

  The first closing date is March 30, 2005.

  The total number of Option Shares offered to the Common Underwriters is 510,000.

Equity Units Underwriting Agreement

 On March 23, 2005, the PNM Resources entered into an Underwriting Agreement (the "Equity Units Underwriting Agreement") with respect to the issuance and sale by the Company and purchase by the underwriters of 4,300,000 6.75% equity units of the Company, and, at the option of the underwriters, all or any part of 645,000 additional equity units.  On March 28, 2005, the underwriters notified the Company that they intend to exercise their option to purchase all of the additional 645,000 equity units.

Parties to the Equity Units Underwriting Agreement

 PNM Resources entered into the Equity Units Underwriting Agreement with: Banc of America Securities LLC, J.P Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives for themselves and the other underwriters, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, U.S. Bancorp Investments, Inc., RBC Capital Markets Corporation, Wells Fargo Securities, LLC and BOSC, Inc. (collectively referred to as the "Equity Underwriters").

 Summary of Equity Units Underwriting Agreement Terms

  On the basis of the representations and warranties contained in the Equity Units Underwriting Agreement, the Company agrees to issue and sell to the Equity Underwriters and the Equity Underwriters agree to purchase from the Company, at the price, place and time specified, the total number of "Initial Securities" set forth in the table below.  In addition, the Equity Underwriters have exercised their option to purchase the additional 645,000 equity units, to be allocated among them in the same percentages as the allocation of the Initial Securities set forth below.

Name of Equity Underwriter	Number of Initial Securities to be Purchased

Banc of America Securities LLC	831,552
J.P. Morgan Securities Inc.	875,318
Morgan Stanley & Co. Incorporated	831,552
Citigroup Global Markets Inc.	470,483
Merrill Lynch, Pierce Fenner & Smith Incorporated	470,483
Wachovia Capital Markets, LLC	470,483
U.S. Bancorp Investments, Inc.	131,298
RBC Capital Markets Corporation	120,356
Wells Fargo Securities, LLC	65,649
BOSC, Inc.	32,826

  The purchase price per Initial Security to be paid by the Equity Underwriters is $48.50.

  The initial public offering price per Initial Security is $50.00.

  Each Initial Security will have a stated amount of $50.00 and will initially be comprised of a purchase contract under which the holder will purchase from the Company on or before May 16, 2008 a number of shares of common stock, no par value, of the Company calculated as set forth in the Equity Units Underwriting Agreement and a 1/20 undivided beneficial interest in a Senior Note, Series A initially due May 16, 2010 of the Company having a principal amount of $1,000.

  The number of equity units subject to option is 645,000.

General

 This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The offerings may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available, with respect to the common stock offering, from Banc of America Securities LLC, 9 West 57th Street, New York, NY; Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY; and Wachovia Capital Markets, LLC, 7 St. Paul Street, 1st Floor, Baltimore, MD, 21202.  With respect to the equity units offering, Banc of America Securities LLC, 9 West 57th Street, New York, NY; J.P. Morgan Securities Inc., 277 Park Avenue, New York, NY; and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY.

The Common Stock Underwriting Agreement and the Equity Units Underwriting Agreement are furnished herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 8.01     Other Events

On March 23, 2005, PNM Resources announced that it completed the pricing of an aggregate of approximately $306 million of securities consisting of $215 million of equity units and 3,400,000 shares of common stock and has granted underwriters an option to purchase an additional $32.25 million of equity units and 510,000 shares of common stock with respect to each offering.  The common stock was priced at $26.76 per share, the closing price of PNM Resources' common stock on the New York Stock Exchange on March 23, 2005.

The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number Description

        10.1          PNM Resources, Inc.  3,400,000 Shares of Common Stock Underwriting Agreement dated March 23, 2005.

        10.2          PNM Resources, Inc. 4,300,000, 6.75% Equity Units Underwriting Agreement dated March 23, 2005.

        99.1          Press Release dated March 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 29, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)